stoneridge.com © 2025 Full-Year & Q4 2024 Results February 27, 2025 Exhibit 99.2

stoneridge.com © 2025 Full-Year & Q4 2024 Results 2 Non-GAAP Financial Measures This presentation contains information about the Company’s financial results that is not presented in accordance with accounting principles generally accepted in the United States (“GAAP”). Such non-GAAP financial measures are reconciled to their closest GAAP financial measures at the end of this presentation. The provision of these non-GAAP financial measures for 2024 and 2023 is not intended to indicate that Stoneridge is explicitly or implicitly providing projections on those non-GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this presentation and the adjustments that management can reasonably predict. Management believes the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company’s financial position and results of operations. In particular, management believes that adjusted gross profit and margin, adjusted operating income (loss) and margin, adjusted income (loss) before tax, adjusted net income (loss), adjusted earnings (loss) per share, adjusted EBITDA, adjusted EBITDA margin, adjusted tax expense (benefit), adjusted net debt, adjusted debt, adjusted cash and free cash flow are useful measures in assessing the Company’s financial performance by excluding certain items that are not indicative of the Company’s core operating performance or that may obscure trends useful in evaluating the Company’s continuing operating activities. Management also believes that these measures are useful to both management and investors in their analysis of the Company’s results of operations and provide improved comparability between fiscal periods. Adjusted gross profit and margin, adjusted operating income (loss) and margin, adjusted income (loss) before tax, adjusted net income (loss), adjusted earnings (loss) per share, adjusted EBITDA, adjusted EBITDA margin, adjusted tax expense (benefit), adjusted net debt, adjusted debt, adjusted cash and free cash flow should not be considered in isolation or as a substitute for gross profit, operating income (loss), income (loss) before tax, net income (loss), earnings per share, tax expense (benefit), debt, cash and cash equivalents, cash provided by operating activities or other income statement or cash flow statement data prepared in accordance with GAAP. Q4 Reported Q4 Adjusted / Non-GAAP Full-Year Reported Full-Year Adjusted / Non-GAAP -$908.3 million-$218.2 million Sales $189.8 million 20.9% $189.3 million 20.8% $43.1 million 19.7% $42.7 million 19.5% Gross Profit Margin $2.4 million 0.3% $(0.4) million 0.0% $(4.0) million (1.8)% $(4.4) million (2.0)% Operating Income (Loss) Margin $(13.1) million (1.4)% $(16.5) million (1.8)% $(5.0) million (2.3)% $(6.1) million (2.8)% Net Income (Loss) % of sales $(0.47)$(0.60) $(0.18)$(0.22)EPS $37.9 million 4.2% -$6.0 million 2.7% -EBITDA Margin -$47.7 millionNet Cash Provided by Operating Activities $23.8 million-Free Cash Flow

stoneridge.com © 2025 Full-Year & Q4 2024 Results 3 Forward-Looking Statements Statements in this presentation that are not historical facts are forward-looking statements, which involve risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by these statements. Important factors that may cause actual results to differ materially from those in the forward-looking statements include, among other factors, the ability of our suppliers to supply us parts and components at competitive prices on a timely basis, including the impact of potential tariffs and trade considerations on their operations and output; fluctuations in the cost and availability of key materials (including semiconductors, printed circuit boards, resin, aluminum, steel and copper) and components and our ability to offset cost increases through negotiated price increases with our customers or other cost actions, as necessary; global economic trends, competition and geopolitical risks, including impacts from ongoing or potential conflicts and any related sanctions and other measures, or an escalation of sanctions, tariffs or other trade tensions between the U.S. and other countries; tariffs specifically in countries where we have significant manufacturing or supply chain exposure and our ability to either mitigate the impact or tariffs or pass any incremental costs to our customers; our ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions; the reduced purchases, loss, financial distress or bankruptcy of a major customer or supplier; the costs and timing of business realignment, facility closures or similar actions; a significant change in commercial, automotive, off-highway or agricultural vehicle production; competitive market conditions and resulting effects on sales and pricing; foreign currency fluctuations and our ability to manage those impacts; customer acceptance of new products; our ability to successfully launch/produce products for awarded business; adverse changes in laws, government regulations or market conditions, affecting our products, our suppliers, or our customers’ products; labor disruptions at Stoneridge’s facilities or at any of Stoneridge significant customers or suppliers; the amount of Stoneridge’s indebtedness and the restrictive covenants contained in the agreements governing its indebtedness, including its revolving Credit Facility; capital availability or costs, including changes in interest rates; the occurrence or non-occurrence of circumstances beyond Stoneridge’s control; and the items described in “Risk Factors” and other uncertainties or risks discussed in Stoneridge’s periodic and current reports filed with the Securities and Exchange Commission. Important factors that could cause the performance of the commercial vehicle and automotive industry to differ materially from those in the forward-looking statements include factors such as (1) continued economic instability or poor economic conditions in the United States and global markets, (2) changes in economic conditions, housing prices, foreign currency exchange rates, commodity prices, including shortages of and increases or volatility in the price of oil, (3) changes in laws and regulations, (4) the state of the credit markets, (5) political stability, (6) international conflicts and (7) the occurrence of force majeure events. These factors should not be construed as exhaustive and should be considered with the other cautionary statements in Stoneridge’s filings with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance; Stoneridge’s actual results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates may differ materially from those described in or suggested by the forward-looking statements contained in this presentation. In addition, even if Stoneridge’s results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. This presentation contains time-sensitive information that reflects management’s best analysis only as of the date of this presentation. Any forward-looking statements in this presentation speak only as of the date of this presentation, and Stoneridge undertakes no obligation to update such statements. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data Stoneridge does not undertake any obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Rounding Disclosure: There may be slight immaterial differences between figures represented in our public filings compared to what is shown in this presentation. The differences are the result of rounding due to the representation of values in millions rather than thousands in public filings.

stoneridge.com © 2025 Full-Year & Q4 2024 Results • Outperformed weighted-average OEM end markets by 490 basis points* • MirrorEye revenue increased 22% year-over-year driven by new program launches and the continued ramp-up of previously launched programs • SMART 2 Tachograph grew by ~$27 million over 2023 tachograph sales (~83% growth) • Improvement in material, labor and quality-related costs • Material cost improved by 120 basis points in 2024 • Direct labor improved by 30 bps in 2024 • Focus on working capital management, including inventory reductions, resulted in full- year adjusted free cash flow of $24 million, an improvement of $56 million vs. 2023 • Inventory improved by $36.4 million in 2024, including $25.1 million in Q4 2024 2024 Overview of Achievements Sales $908M ~4.9% outperformance of end markets* Full Year 2024 Results 20.9% of YTD Sales $190M Adjusted EBITDA $38M 4.2% of YTD Sales Free Cash Flow Adjusted Gross Margin $24M $56M Y/Y Improvement *Weighted-average based on 2024 revenue by end markets. Production Data Source: Feb 2025 LVP IHS; Q1 2025 MHCV IHS (includes Class 5-8)

Stoneridge

Full-Year & Q4 2024
Results

Financial Summary

490 basis point sales outperformance vs. market and 150 basis point improvement in material and direct labor costs

Full-Year 2024 Key Drivers

- **Outperformed our weighted-average OEM end markets by 4.9%** (end market decline of (10.4)%* vs. Stoneridge decline of (5.5)%)
    - Significant decline in European commercial vehicle market (20.4%) and "Domestic 3" passenger car OEMs in North America (4.3%)
    - Offset by Stoneridge specific drivers including incremental revenue from MirrorEye (22% growth) and Smart 2 tachograph programs (83% growth)
- Gross margin was relatively inline with 2023
    - **Material costs improved by 120 basis points**
    - **Direct labor costs improved by 30 basis points**
- **Full-year free cash flow improved by ~$55.5 million vs. 2023 to $23.8 million**
    - Inventory improved by $36.4 million with $25.1 improvement in Q4


Full-year 2023 vs. 2024
Adjusted Sales
$961.2
$908.3
FY 2023
FY 2024
Adjusted Gross Profit
$202.1
21.0%
$189.8
20.9%
FY 2023
FY 2024
Adjusted Operating Income
$16.2
1.7%
$2.4
0.3%
FY 2023
FY 2024
Adjusted EBITDA
$48.1
5.0%
$37.9
4.2%
FY 2023
FY 2024
Free Cash Flow
$23.8
$(31.7)
FY 2023
FY 2024

Weighted-average based on 2024 revenue by end markets. Source: Feb 2025 LVP IHS; Q1 2025 MHCV IHS (includes Class 5-8)

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Stoneridge

Full-Year & Q4 2024
Results

MirrorEye Update

Expecting significant MirrorEye revenue growth in 2025 and beyond through additional OEM program launches and expanding take-rates

Expanding with Existing Programs

- Full-year 2024 MirrorEye revenue of $66 million (22% year-over-year growth)
  - Driven by newly launched OEM programs, partially offset by lower commercial vehicle production volumes primarily in Europe (24.2% reduction vs. 2023)
- Expecting 2025 full-year MirrorEye revenue of $120+ million, including OEM program revenue of $100 million (~2X growth vs. 2024)
- Targeting MirrorEye OEM revenue to ~triple by 2029

Expanding with New Partnerships

- Partnering with the final, primary North American OEM customer (without an official program awarded) to roll out retrofit applications to their customers

Awarded OEM Programs

Customer	Take Rate at Award	2025 Estimated Take Rate	Targeted Peak Take Rate
DAF	~17%	~40%	~50%
PACCAR	~10%	<5%	~25%
VOLVO	~25% (EU) ~5-10% (NA)	~30% (EU) <5% (NA)*	~50% ~35%
DAIMLER TRUCK North America	<5%	<5%*	~35%
Total Estimated Revenue		~$100M	~3X

Note: 2025 Estimated take-rate is based on customer volumes expectations as a percent of total forecasted class 8 production volumes by customer

*Programs launching in 2025

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stoneridge.com © 2025 Full-Year & Q4 2024 Results Connected Trailer Suite of Products Launching in 2025 Connected Trailer Opportunities • Enabled by our proprietary technology enabling the industry first hard-wired connection between the tractor and the trailer through secondary display • Utilizing the traditional tractor / trailer wiring harness, we have developed a suite of trailer products enabling a safer and more connected trailer • Commercial launch of connected trailer suite of products in 2025 • Backup camera with integrated lighting • Providing data within the cab on the trailer’s braking system, lights and tires • Additional capabilities in development with key fleet partners • Side view camera applications • Interior trailer view cargo-monitoring cameras • Cargo volume and object detection • Cargo temperature and humidity sensing • Door ajar sensing and door lock actuation 7

stoneridge.com © 2025 Financial Update

Stoneridge

Full-Year & Q4 2024
Results

Q4 Performance
Drivers

Q4 adjusted EBITDA reflects one-time quality-related items and incremental engineering costs

- Fourth quarter sales of $218.2 million were relatively in line with prior expectations
- Q4 adjusted EBITDA of $6.0 million, or 2.7% of sales
  - Elevated warranty and other quality-related costs recognized in Q4 partially offset by improved manufacturing performance – *issues have been contained*
    - Wind-down of existing program faster than expected created excess inventory charge in Q4 – *expecting reimbursement from customer in 2025*
  - Higher engineering costs driven by design-related tooling changes due to supplier change, as well as timing of customer funding recognition – *expecting to recognize a portion of customer funding in 2025*

Q4 Adjusted EBITDA Drivers vs. Expectations


$'s in USD Millions
$6.0
2.7%
$3.1
$2.1
$11.1
2024 Q4 Adj. EBITDA Reported
Manufacturing Performance & Quality and Inventory Costs
Engineering Costs
2024 Q4 Adj. EBITDA Implied

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10stoneridge.com © 2025 Full-Year & Q4 2024 Results Sales Adjusted Operating Income Control Devices Performance 2023 vs 2024 2024 Financial Results • Full-year sales declined by ~(14)% vs. 2023 primarily due to lower production volumes for our North American passenger vehicle customers as well as the impact end-of-life programs • Largest impact coming from “Domestic 3” customers which declined (4.3)% year-over-year, outpacing North American end market decline • Material cost improved by 250 basis points vs. 2023 • Quality related costs declined by $2.1 million vs. 2023 2025 Expectations • Expecting sales to decline in 2025, however less than 2024, driven primarily by lower production volume expectations and end-of-life programs • Focus remains on material cost reduction and improved manufacturing performance to drive stable margins despite revenue decline Continued focus on material cost improvements led to 250 bps of operating margin improvement in 2024 $’s in USD Millions $345.3 $296.3 2023 2024 $13.4 $6.6 3.9% 2.2% 2023 2024

Stoneridge
Full-Year & Q4 2024
Results

Electronics Performance

Expecting revenue growth and margin expansion in 2025 driven by continued growth in MirrorEye programs

2024 Financial Results

- **2024 Sales outperformed weighted-average OEM end markets by 16.3%*** driven by growth in MirrorEye and SMART 2
- **Material cost improved by 110 basis points vs. 2023**
- **Direct labor declined by 40 basis points vs. 2023**
- Quality-related costs increased by $1.2m vs. 2023 – focus remains on reducing quality related costs
- One-time costs related to distressed suppliers of $3.2 million incurred during 2024

2025 Expectations

- Revenue growth in 2025 primarily driven by the annualization and launch of MirrorEye OEM programs, partially offset by expected end-of-life programs
- Continued focus on material cost improvement activities and manufacturing efficiency
- Re-designed engineering organization focused on built-in quality and rapid response / mitigation of quality related issues

$'s in USD Millions


2023 vs 2024
Sales**
$593.6
$594.7
2023
2024
Adjusted Operating Income
$30.2
$27.9
5.1%
4.7%
2023
2024

***2023 sales were adjusted for spot purchase recoveries. Refer to US GAAP Reconciliations for reconciliations to US GAAP amounts.*

**Weighted-average based on Electronics 2024 revenue by end markets. Source: Feb 2025 LVP IHS; Q1 2025 MHCV IHS (includes Class 5-8)*

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12stoneridge.com © 2025 Full-Year & Q4 2024 Results Stoneridge Brazil Performance 2024 Financial Results • Excluding the unfavorable foreign currency translation impact of $(3.8) million, full-year 2024 sales declined by $3.3 million, or 5.8%, vs. 2023 • Full-year 2024 adjusted operating income declined by ~500 bps vs. 2023 primarily due to reduced fixed cost leverage on lower sales partially offset by lower SG&A costs 2025 Expectations • Expecting revenue growth and margin expansion in 2025 • Focus remains on growth in local OEM business to support global customers and utilizing engineering resources to support global Electronics business Expecting revenue growth and margin expansion in 2025. Focus remains on growth in local OEM business and engineering capabilities to support global business. Sales Adjusted Operating Income 2023 vs 2024$’s in USD Millions $57.2 $50.1 2023 2024 $4.0 $1.0 7.0% 2.0% 2023 2024

Full-Year & Q4 2024
Results

Capital Structure Update

Significant improvement in cash performance in 2024 – expecting similar performance in 2025

Amended credit facility creates ample liquidity for 2025

Capital Structure Update

- **Full-year free cash flow improved by $55.5 million vs. 2023**
  - **Inventory improved by $36.4 million in 2024**
  - Q4 reduction of $25.1 million
- Amended our credit facility with 100% approval by existing bank group
  - Net debt leverage ratio and interest coverage ratios were adjusted for Q4 2024 to Q3 2025 to provide ample access to capital and liquidity
- **Targeting compliance leverage ratio of 2.0x - 2.5x by the end of 2025**
  - Compliance leverage ratio based on compliance EBITDA which differs from reported EBITDA based on terms and conditions of credit facility

Ending Inventory Balances


$36.4M
~$25M
$187.8
$151.3
$126
2023
2024
2025
Target

Free Cash Flow


+$55.5M
$23.8
$25
$(31.7)
FY 2023
FY 2024
2025
Target

Compliance Net Debt

$'s in USD Millions


Total Adjusted Cash (Compliance)
Total Net Debt (Compliance)
$158.9
$39.0
$147.9
$55.3
Q3 2024
Q4 24
2025 Target

	Q3 2024	Q4 24	2025 Target
Compliance Leverage Ratio (Adj. Net Debt / TTM EBITDA)*	**2.79x**	**3.08x**	**2.0x - 2.5x**

**Compliance Leverage Ratio calculation includes adjustments in accordance with the Revolving Credit Facility agreement. Q3 and Q4 as presented reflects the updated compliance calculation method permissible under the terms of the existing credit facility, versus previously reported, for comparison purposes. Refer to Reconciliations to US GAAP for reconciliations.*

Note: Compliance Net Debt Leverage Ratio Maximum requirement of 3.50 for Q3 2024, Q4 2024 and at the end of 2025

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14stoneridge.com © 2025 Full-Year & Q4 2024 Results 2025 Full-Year Guidance 2025 Guidance Range 2025 Mid-point Guidance (vs. 2024 Adjusted) $(33.3) million$860 million - $890 million Sales +135 bps $189 million - $200 million 22.0% - 22.5% Gross Profit Margin +70 bps $6.5 million - $11.1 million 0.75% - 1.25% Operating Income Margin +$2.1 million +40 bps $38 million - $42 million 4.4% - 4.7% EBITDA Margin +$3.7 million$25 million - $30 millionFree Cash Flow 1 2025 Full-Year Guidance • Midpoint sales of $875 million • OEM volumes expected to decline by (3.8)% • Significant MirrorEye growth • Midpoint gross margin improvement of 135 bps • Continued improvement in material, manufacturing and structural costs • Significant improvement in quality-related costs • Midpoint operating margin improvement of 70 bps • Gross margin improvement partially offset by normalized incentive compensation – otherwise ~flat operating costs • Midpoint EBITDA improvement of $2.1 million and 40 bps • Free cash flow of $25 million - $30 million • Continued inventory improvement of $25 million

Stoneridge
Full-Year & Q4 2024
Results

2025 Guidance Detail
Revenue & EBITDA

2025 Revenue Guidance Drivers

- 2025 market expectations aligned with current customer forecasts and market conditions - lower expectations than IHS production forecasts
  - We expect OEM volumes to decline by (3.8)% vs. IHS weighted-average OEM end market increase of 0.2%*
- **MirrorEye expected to generate revenue growth of ~$54 million+** ($120 million+ total revenue expected in 2025)

2025 EBITDA Guidance Drivers

- Historical contribution margin of 25% - 30%
- Normalization of incentive compensation programs significantly reduced in 2024
- One-time 2024 quality-related costs not expected to recur
- One-time 2024 supplier-related costs not expected to recur
- Material cost improvement expected to drive approximately 50 bps improvement (120 bps improvement in 2024)
- Continued focus on operating and structural cost improvement expected to reduce run-rate expenses

2025 Revenue Guidance Walk


$908M
($37M)
($41M)
$54M
($9M)
$860M - $890M
2024 Revenue Reported
Price, FX & Volume
End of Life Programs
Incremental MirrorEye Revenue
Other
2025 Revenue Guidance

2025 EBITDA Guidance Walk


$38M
4.2%
($9M)
($7M)
$5M
$4M
$5M
$4M
$38M - $42M
4.4%-4.7%
2024 Adj EBITDA Reported
Contribution Margin on Decremental Sales
Normalized Incentive Compensation
Quality-related Cost Improvements
2024 One-time Distressed Supplier Costs
Material Cost Improvement
Operating & Structural Cost Improvement
2025 EBITDA Guidance

Weighted-average based on 2024 revenue by end market. Source: Feb 2025 LVP IHS; Q1 2025 MHCV IHS (includes Class 5-8)

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Stoneridge

Full-Year & Q4 2024
Results

Long-Term
Targets

Revenue Growth

- IHS weighted-average OEM end market growth* of 7.4% in 2026
- OEM MirrorEye expansion driven by take-rate expansion and the ramp-up of new program launches
- Ability to outperform 2026 target with aftermarket and off-highway growth, connected trailer opportunities and Control Devices content and market growth opportunities
- Strong long-term growth supported by $3.37 billion 5-Year backlog**

EBITDA Expansion

- Contribution margin on incremental revenue expected to be 25% - 30%
- Ability to outperform 2026 and 2029 targets with performance improvements driven by continued focus on material cost reduction, manufacturing efficiency and reduced quality-related costs

Long-Term Revenue Targets


$860M-$890M
~$53M
$50M+
$975M+
$1.3B-$1.45B
Based on OEM weighted avg market growth of ~7.4%
MirrorEye OEM
Aftermarket / Off-highway / Connected Trailer
Control Devices Content & Market Growth
7.4% - 9.8%
5-year CAGR***
2025 Revenue Guidance
Market Expectation
MirrorEye OEM
2026 Revenue Target
2029 Revenue Target

Long-Term EBITDA Targets


$38M-$42M
~4.4% - 4.7%
~$28M
$70M+
7.2%+
Contribution margin based on historical ~27.5%
$160M-$200M+
~12.3-13.8%
+810 – 960 bps
vs. 2024
2025 EBITDA Guidance Midpoint
Contribution Margin
2026 EBITDA Target
2029 EBITDA Target

*Weighted-average based on 2024 revenue by end market. Source: Feb 2025 LVP IHS; Q1 2025 MHCV IHS (includes Class 5-8)

**5-year backlog as of December 31, 2024 based on January 2025 IHS LVP and Q4 2024 IHS MHCV; company data, customer provided data and management estimates

***5-year CAGR is based on 2024 actuals and 2029 targets

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17stoneridge.com © 2025 Full-Year & Q4 2024 Results Summary • Outperformed weighted average OEM end markets by 490 basis points driven by 22% growth in MirrorEye and 83% growth in SMART 2 tachograph • $23.8 million of free cash flow in 2024 driven by inventory reduction of $36.4 million • Focus on material cost improvement drove 120 basis point improvement • Focus on operational performance resulted in 30 basis point improvement in direct labor • Strong portfolio of technologies and systems driving growth throughout the business • 2026 targeted revenue of at least $975 million dollars (at least 11% growth from 2025) • 2029 targeted revenue of $1.3 billion - $1.45 billion (7.4% - 9.8% 5-Year CAGR) • Continued focus on material cost improvement, operational efficiency and reduced quality related costs • 2026 targeted EBITDA of at least $70 million dollars (7.2% of revenue) • 2029 targeted EBITDA of $160 million - $200 million dollars (12.3% - 13.8% of revenue) 2024 Summary Driving Long-Term Shareholder Value

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stoneridge.com © 2025 Appendix 19 Balance Sheets 20232024December 31, (in thousands) ASSETS Current assets: $ 40,841$ 71,832Cash and cash equivalents 166,545137,766Accounts receivable, less reserves of $1,060 and $1,058, respectively 187,758151,337Inventories, net 34,24626,579Prepaid expenses and other current assets 429,390387,514Total current assets Long-term assets: 110,12697,667Property, plant and equipment, net 47,31439,677Intangible assets, net 35,29533,085Goodwill 10,79510,050Operating lease right-of-use asset 46,98053,563Investments and other long-term assets, net 250,510234,042Total long-term assets $ 679,900$ 621,556Total assets LIABILITIES AND SHAREHOLDERS' EQUITY Current liabilities: $ 2,113$ —Current portion of debt 111,92583,478Accounts payable 64,20366,494Accrued expenses and other current liabilities 178,241149,972Total current liabilities Long-term liabilities: 189,346201,577Revolving credit facility 7,2245,321Deferred income taxes 7,6846,484Operating lease long-term liability 9,68812,942Other long-term liabilities 213,942226,324Total long-term liabilities Shareholders' equity: ——Preferred Shares, without par value, 5,000 shares authorized, none issued ——Common Shares, without par value, 60,000 shares authorized, 28,966 and 28,966 shares issued and 27,695 and 27,549 shares outstanding at December 31, 2024 and December 31, 2023, respectively, with no stated value 227,340225,712Additional paid-in capital (43,344)(38,424)Common Shares held in treasury, 1,271 and 1,417 shares at December 31, 2024 and December 31, 2023, respectively, at cost 196,509179,985Retained earnings (92,788)(122,013)Accumulated other comprehensive loss 287,717245,260Total shareholders' equity $ 679,900$ 621,556Total liabilities and shareholders' equity

stoneridge.com © 2025 Appendix 20 Income Statement 202220232024 Year ended December 31, (in thousands, except per share data) $ 899,923$ 975,818$ 908,295Net sales Costs and expenses: 724,997774,512719,042Cost of goods sold 106,695117,395117,460Selling, general and administrative ———Gain on sale of Canton Facility, net ———Gain on disposal of Non-core Product, net 65,29671,07572,174Design and development 2,93512,836(381)Operating (loss) income 7,09713,00014,447Interest expense, net 8235221,292Equity in loss of investee 5,7111,236(2,523)Other (income) expense, net (10,696)(1,922)(13,597)Loss before income taxes 3,3603,2612,927Provision for income taxes $ (14,056)$ (5,183)$ (16,524)Net loss Loss per share: $ (0.52)$ (0.19)$ (0.60)Basic $ (0.52)$ (0.19)$ (0.60)Diluted Weighted-average shares outstanding: 27,25827,44327,596Basic 27,25827,44327,596Diluted

stoneridge.com © 2025 Appendix 21 Statements of Cash Flows 202220232024Year ended December 31, (in thousands) OPERATING ACTIVITIES: $ (14,056)$ (5,183)$ (16,524)Net loss Adjustments to reconcile net income to net cash provided by (used for) operating activities: 26,72026,74926,140Depreciation 8,0558,1328,852Amortization, including accretion and write-off of deferred financing costs (5,110)(4,038)(5,742)Deferred income taxes 8235221,292Loss of equity method investee (241)(860)257Loss (gain) on sale of fixed assets 5,9423,3224,094Share-based compensation expense 543230248Excess tax deficiency related to share-based compensation expense Changes in operating assets and liabilities: (13,161)(5,854)20,170Accounts receivable, net (20,127)(31,563)26,904Inventories, net (5,159)16,625877Prepaid expenses and other assets 18,4891,090(24,624)Accounts payable 4,088(4,226)5,804Accrued expenses and other liabilities 6,8064,94647,748Net cash provided by operating activities INVESTING ACTIVITIES: (31,609)(38,498)(24,303)Capital expenditures, including intangibles 1581,869385Proceeds from sale of fixed assets 3,820——Proceeds from settlement of net investment hedges (950)(350)(550)Investment in venture capital fund (28,581)(36,979)(24,468)Net cash used for investing activities FINANCING ACTIVITIES: 21,562117,369135,500Revolving credit facility borrowings (18,000)(96,568)(121,500)Revolving credit facility payments 38,94035,75731,661Proceeds from issuance of debt (42,248)(35,102)(33,745)Repayments of debt (6,276)——Earn-out consideration cash payment (484)(2,251)—Other financing costs (791)(1,720)(795)Repurchase of Common Shares to satisfy employee tax withholding (7,297)17,48511,121Net cash provided by (used for) financing activities (1,677)591(3,410)Effect of exchange rate changes on cash and cash equivalents (30,749)(13,957)30,991Net change in cash and cash equivalents 85,54754,79840,841Cash and cash equivalents at beginning of period $ 54,798$ 40,841$ 71,832Cash and cash equivalents at end of period Supplemental disclosure of cash flow information: $ 7,293$ 13,007$ 15,458Cash paid for interest $ 6,178$ 10,302$ 9,255Cash paid for income taxes, net

stoneridge.com © 2025 Appendix 22 Segment Reporting (A) Unallocated Corporate expenses include, among other items, accounting/finance, human resources, information technology and legal costs as well as share-based compensation. 202220232024December 31, Net Sales: $ 342,596$ 342,065$ 292,606Control Devices 2,7193,1953,677Inter-segment sales 345,315345,260296,283Control Devices net sales 505,097576,539566,040Electronics 28,70931,62128,664Inter-segment sales 533,806608,160594,704Electronics net sales 52,23057,21449,649Stoneridge Brazil 3213477Inter-segment sales 52,26257,22750,126Stoneridge Brazil net sales (31,460)(34,829)(32,818)Eliminations $ 899,923$ 975,818$ 908,295Total net sales Cost of Goods Sold: $ 279,605$ 285,303$ 243,784Control Devices 414,550456,403445,537Electronics 30,90932,63029,745Stoneridge Brazil (67)176(24)Unallocated Corporate (A) $ 724,997$ 774,512$ 719,042Total cost of goods sold Design and Development: $ 20,654$ 21,848$ 20,044Control Devices 39,65143,02745,560Electronics 2,6343,0613,113Stoneridge Brazil 2,3573,1393,457Unallocated Corporate (A) $ 65,296$ 71,075$ 72,174Total design and development Other Segment Costs: $ 18,419$ 21,332$ 22,600Control Devices 45,76949,79949,382Electronics 15,53717,06815,809Stoneridge Brazil 26,97029,19629,669Unallocated Corporate (A) $ 106,695$ 117,395$ 117,460Total other segment costs

stoneridge.com © 2025 Appendix 23 Segment Reporting 202220232024December 31, Operating (Loss) Income: $ 23,917$ 13,582$ 6,178Control Devices 5,12827,30925,561Electronics 3,1504,454982Stoneridge Brazil (29,260)(32,509)(33,102)Unallocated Corporate (A) $ 2,935$ 12,836$ (381)Total operating (loss) income Depreciation and Amortization: $ 13,521$ 12,414$ 11,686Control Devices 13,91314,03515,814Electronics 3,9394,8014,753Stoneridge Brazil 2,3182,3882,013Unallocated Corporate(C) $ 33,691$ 33,638$ 34,266Total depreciation and amortization (B) Interest Expense (Income), net: $ 93$ 149$ (4)Control Devices 1,0091,7711,498Electronics (1,282)(1,693)(982)Stoneridge Brazil 7,27712,77313,935Unallocated Corporate $ 7,097$ 13,000$ 14,447Total interest expense, net Capital Expenditures: $ 12,620$ 9,230$ 6,544Control Devices 10,47918,3139,005Electronics 3,4803,0542,705Stoneridge Brazil 6531,2291,338Unallocated Corporate(C) $ 27,232$ 31,826$ 19,592Total capital expenditures (A) Unallocated Corporate expenses include, among other items, accounting/finance, human resources, information technology and legal costs as well as share-based compensation. (B) These amounts represent depreciation and amortization on a property, plant and equipment and certain intangible assets. (C) Assets located at Corporate consist primarily of cash, intercompany receivables, fixed and leased assets for the headquarter building, information technology assets, equity investments and investments in subsidiaries

stoneridge.com © 2025 Reconciliations to US GAAP

stoneridge.com © 2025 US GAAP Reconciliations US GAAP Reconciliations 25 This document contains information about Stoneridge's financial results which is not presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Such non-GAAP financial measures are reconciled to their closest GAAP financial measures in the appendix of this document. The provision of these non-GAAP financial measures is not intended to indicate that Stoneridge is explicitly or implicitly providing projections on those non- GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this document and the adjustments that management can reasonably predict.

stoneridge.com © 2025 US GAAP Reconciliations 26 US GAAP Reconciliations Reconciliation of Full-Year 2024 Adjusted EPS 2024 EPS2024(USD in millions, except EPS) $ (0.60)$ (16.5)Net Loss 0.092.5Add: After-Tax Business Realignment Costs 0.000.1Add: After-Tax Environmental Remediation Costs 0.030.8Add: After-Tax Impact of Valuation Allowance $ (0.47)$ (13.1)Adjusted Net Loss Reconciliation of Q4 2024 Adjusted EPS Q4 2024 EPSQ4 2024(USD in millions, except EPS) $ (0.22)$ (6.1)Net Loss 0.010.3Add: After-Tax Business Realignment Costs 0.030.8Add: After-Tax Impact of Valuation Allowance $ (0.18)$ (5.0)Adjusted Net Loss

stoneridge.com © 2025 US GAAP Reconciliations 27 US GAAP Reconciliations Reconciliation of Adjusted Gross Profit 2024Q4 20242023Q4 2023(USD in millions) $ 189.3$ 42.7$ 201.3$ 45.5Gross Profit 0.50.40.80.1Add: Pre-Tax Business Realignment Costs $ 189.8$ 43.1$ 202.1$ 45.7Adjusted Gross Profit

stoneridge.com © 2025 US GAAP Reconciliations 28 US GAAP Reconciliations Reconciliation of Adjusted Operating Income (Loss) 2024Q4 20242023Q4 2023(USD in millions) $ (0.4)$ (4.4)$ 12.8$ 6.0Operating Income (Loss) 2.60.44.50.1Add: Pre-Tax Business Realignment Costs ——(0.8)—Less: Pre-Tax Gain on Disposal of Fixed Assets 0.2—0.1—Add: Pre-Tax Environmental Remediation Costs ——(0.5)—Add: Pre-Tax Brazilian Indirect Tax Credits, Net $ 2.4$ (4.0)$ 16.2$ 6.2Adjusted Operating Income (Loss)

stoneridge.com © 2025 US GAAP Reconciliations 29 US GAAP Reconciliations Reconciliation of Adjusted EBITDA 2024Q4 2024Q3 2024Q2 2024Q1 20242023Q4 2023(USD in millions) $ (13.6)$ (6.2)$ (3.7)$ 1.9$ (5.6)$ (1.9)$ 3.2Income (Loss) Before Tax 14.43.43.63.83.613.03.8Interest expense, net 34.38.38.88.58.633.68.4Depreciation and amortization $ 35.1$ 5.5$ 8.8$ 14.2$ 6.6$ 44.7$ 15.5EBITDA 2.60.40.31.9—4.50.1Add: Pre-Tax Business Realignment Costs —————(0.8)—Less: Pre-Tax Gain on Disposal of Fixed Assets 0.2—0.2——0.1—Add: Pre-Tax Environmental Remediation Costs —————(0.5)—Add: Pre-Tax Brazilian Indirect Tax Credits, Net $ 37.9$ 6.0$ 9.2$ 16.1$ 6.6$ 48.1$ 15.6Adjusted EBITDA

stoneridge.com © 2025 US GAAP Reconciliations 30 US GAAP Reconciliations Reconciliation of Electronics Adjusted Operating Income 2024Q4 20242023Q4 2023(USD in millions) $ 25.6$ 5.1$ 27.3$ 10.8Electronics Operating Income 2.30.22.80.1Add: Pre-Tax Business Realignment Costs $ 27.9$ 5.3$ 30.2$ 11.0Electronics Adjusted Operating Income Reconciliation of Control Devices Adjusted Operating Income (Loss) 2024Q4 20242023Q4 2023(USD in millions) $ 6.2$ (1.8)$ 13.6$ 0.9Control Devices Operating Income (Loss) ——(0.8)—Less: Pre-Tax Gain on Disposal of Fixed Assets 0.2—0.1—Add: Pre-Tax Environmental Remediation Costs 0.20.20.5—Add: Pre-Tax Business Realignment Costs $ 6.6$ (1.6)$ 13.4$ 0.9Control Devices Adjusted Operating Income (Loss)

stoneridge.com © 2025 US GAAP Reconciliations 31 US GAAP Reconciliations Reconciliation of Stoneridge Brazil Adjusted Operating Income 2024Q4 20242023Q4 2023(USD in millions) $ 1.0$ 0.1$ 4.5$ 1.0Stoneridge Brazil Operating Income ——(0.5)—Add: Pre-Tax Brazilian Indirect Tax Credits, Net $ 1.0$ 0.1$ 4.0$ 1.0Stoneridge Brazil Adjusted Operating Income

stoneridge.com © 2025 US GAAP Reconciliations 32 US GAAP Reconciliations Reconciliation of Adjusted Sales 2024Q4 20242023Q4 2023(USD in millions) $ 908.3$ 218.2$ 975.8$ 229.5Sales ——(14.6)(0.2)Less: Sales from Spot Purchases Recoveries $ 908.3$ 218.2$ 961.2$ 229.4Adjusted Sales Reconciliation of Electronics Adjusted Sales 2024Q4 20242023Q4 2023(USD in millions) $ 594.7$ 149.4$ 608.2$ 146.9Electronics Sales ——(14.6)(0.2)Less: Sales from Spot Purchases Recoveries $ 594.7$ 149.4$ 593.6$ 146.8Electronics Adjusted Sales

stoneridge.com © 2025 US GAAP Reconciliations 33 US GAAP Reconciliations Reconciliation of Q4 2024 Adjusted Tax Rate Tax RateQ4 2024(USD in millions) $ (6.2)Loss Before Tax 0.4Add: Pre-Tax Business Realignment Costs $ (5.7)Adjusted Loss Before Tax 1.0%$ (0.1)Income Tax Benefit 0.1Add: Tax Impact from Pre-Tax Adjustments (0.8)Add: After-Tax Impact of Valuation Allowance 13.5%$ (0.8)Adjusted Income Tax Benefit on Adjusted Loss Before Tax

stoneridge.com © 2025 US GAAP Reconciliations 34 US GAAP Reconciliations Reconciliation of Full-Year 2024 Adjusted Tax Rate Tax Rate2024(USD in millions) $ (13.6)Loss Before Tax 2.6Add: Pre-Tax Business Realignment Costs 0.2Add: Pre-Tax Environmental Remediation Costs $ (10.8)Adjusted Loss Before Tax (21.5)%$ 2.9Income Tax Expense 0.2Add: Tax Impact from Pre-Tax Adjustments (0.8)Add: After-Tax Impact of Valuation Allowance (21.2)%$ 2.3Adjusted Income Tax Expense on Adjusted Loss Before Tax

stoneridge.com © 2025 US GAAP Reconciliations 35 US GAAP Reconciliations Reconciliation of Free Cash Flow 20242023(USD in millions) $ 47.7$ 4.9Cash Flow from Operating Activities (24.3)(38.5)Capital Expenditures, including Intangibles 0.41.9Proceeds from Sale of Fixed Assets $ 23.8$ (31.7)Free Cash Flow

US GAAP
Reconciliations

US GAAP
Reconciliations

Reconciliation of Adjusted EBITDA for Compliance Calculation

(USD in millions)	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Income (Loss) Before Tax	$ 3.2	(5.6)	$ 1.9	$ (3.7)	$ (6.2)
Interest Expense, net	3.8	3.6	3.8	3.6	3.4
Depreciation and Amortization	8.4	8.6	8.5	8.8	8.3
EBITDA	**$ 15.5**	**$ 6.6**	**$ 14.2**	**$ 8.8**	**$ 5.5**
Compliance adjustments:					
Add: Non-Cash Impairment Charges and Write-offs or Write Downs	0.1	0.1	—	—	0.4
Add: Adjustments from Foreign Currency Impact	(0.7)	2.2	(2.4)	(0.6)	(1.1)
Add: Extraordinary, Non-recurring or Unusual Items	—	—	—	—	—
Add: Cash Restructuring Charges	0.3	1.6	0.5	0.7	0.3
Add: Charges for Transactions, Amendments, and Refinances	0.3	—	—	—	—
Add: Adjustment to Autotech Fund II Investment	(0.1)	0.3	0.1	0.8	0.2
Add: Accrual-based Expenses	5.5	8.2	7.1	1.3	6.4
Less: Cash Payments for Accrual-based Expenses	(3.1)	(3.2)	(3.7)	(3.3)	(2.8)
Adjusted EBITDA (Compliance)	**$ 17.7**	**$ 15.8**	**$ 15.8**	**$ 7.6**	**$ 8.9**
Adjusted TTM EBITDA (Compliance)				**$ 56.8**	**$ 48.0**

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stoneridge.com © 2025 US GAAP Reconciliations 37 US GAAP Reconciliations Reconciliation of Adjusted Cash for Compliance Calculation Q4 2024Q3 2024(USD in millions) $ 71.8$ 54.1Total Cash and Cash Equivalents (16.5)(15.1)Less: 35% of Cash in Foreign Locations $ 55.3$ 39.0Total Adjusted Cash (Compliance) Reconciliation of Adjusted Debt for Compliance Calculation Q4 2024Q3 2024(USD in millions) $ 201.6$ 196.3Total Debt 1.61.6Outstanding Letters of Credit $ 203.1$ 197.9Total Adjusted Debt (Compliance) $ 147.9$ 158.9Adjusted Net Debt (Compliance) 3.08x2.79xCompliance Leverage Ratio (Net Debt / TTM EBITDA) 3.50x3.50xCompliance Leverage Ratio Maximum Requirement

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